                                                                   EXHIBIT 10(q)


                              AMENDMENT AND CONSENT


         AMENDMENT AND CONSENT dated as of August 17, 2000 ("Agreement") by the undersigned persons (the "Parties").

                             PRELIMINARY STATEMENTS

         A. The Parties are parties to certain Operative Documents referred to in the Amended and Restated Participation Agreement dated as of September 2, 1998 (the "Participation Agreement") among Williams Communications, Inc. ("WCI"), State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity except as expressly set forth therein, but solely as Trustee (the "Trustee"), the persons named therein as note purchasers and their permitted successors and assigns (the "Note Holders"), the persons named therein as certificate purchasers and their permitted successors and assigns (the "Certificate Holders"), the persons named therein as APA Purchasers and their permitted successors and assigns (the "APA Purchasers"), State Street Bank and Trust Company ("State Street") not in its individual capacity but solely as Collateral Agent (the "Collateral Agent"), and Citibank, N.A., in its capacity as agent for the Note Holders and the Certificate Holders (the "Agent").

         B. The Williams Companies, Inc. ("TWC"), successor in interest by merger dated July 31, 1999 to Williams Holdings of Delaware, Inc., as Guarantor under the Amended and Restated Guaranty Agreement dated as of September 2, 1998 (the "Guaranty"), has requested that the Guaranty be amended and restated in its entirety as set forth herein.

         C. WCI, the Trustee, the Collateral Agent, the Agent and the Majority Holders (as defined below) are willing to amend and restate the Guaranty in its entirety, but only subject to the terms and conditions set forth in this Agreement.

         D. The Parties, other than WCI and TWC, are willing to consent to the amendment and restatement of the Guaranty requested by TWC, but only subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, the Parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 Defined Terms. As used in this Agreement, (i) terms defined in the first paragraph, preliminary statements or other sections of this Agreement shall have the meanings set forth therein, and (ii) capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement and the other Operative Documents referred to therein.

                                   ARTICLE II

                              AMENDMENT AND CONSENT

         2.1 Amendment and Restatement of the Guaranty. Effective as set forth in Section 4.3 hereof, the Guaranty is amended and restated to read in its entirety in the form attached as Exhibit A hereto.

         2.2 Consent to Amendment and Restatement. Each of the Parties to this Agreement, other than the APA Purchasers, hereby consents to the amendment and restatement of the Guaranty set forth in Section 2.1 of this Agreement.



                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of WCI. WCI represents and warrants as follows:

                  (a) WCI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The execution, delivery and performance by WCI of this Agreement is within its corporate power, has been duly authorized by all necessary corporate action, and does not contravene, constitute a default under or a breach of (i) the certificate of incorporation or by-laws of WCI or (ii) any contract, lease, indenture, agreement or instrument binding on WCI or its property or (iii) any Law binding on WCI or its property.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by WCI of this Agreement.

                  (d) This Agreement has been duly executed and delivered by WCI. This Agreement is the legal, valid and binding obligation of WCI enforceable against WCI, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforceability of creditors' rights generally and by general principles of equity.

                  (e) The representations and warranties of WCI contained in each of the Operative Documents are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof.

                  (f) No event has occurred and is continuing which constitutes a Default as of the date hereof.

         3.2 Representations and Warranties of TWC. TWC represents and warrants as follows:

                  (a) TWC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The execution, delivery and performance by TWC of this Agreement is within its corporate power, has been duly authorized by all necessary corporate action, and does not contravene, constitute a default under or a breach of (i) the certificate of incorporation or by-laws of TWC, (ii) any contract, lease, indenture, agreement or instrument binding on TWC or its property, or (iii) any Law binding on TWC or its property.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by TWC of this Agreement.

                  (d) This Agreement has been duly executed and delivered by TWC. This Agreement is the legal, valid and binding obligation of TWC, enforceable against TWC, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforceability of creditors' rights generally and by general principles of equity.

                  (e) The representations and warranties of TWC contained in each of the Operative Documents are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof.

                  (f) No event has occurred and is continuing which constitutes a Default as of the date hereof.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         4.2 Execution in Counterparts.This Agreement may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

         4.3 Effectiveness of Amendment and Consent. Upon receipt by the Agent of duly executed counterparts hereof signed by TWC, WCI, the Agent, CXC, the SPV, the Majority Holders, the Majority Purchasers, the Trustee and the Collateral Agent, this Agreement and the amendment and restatement of the Guaranty contained herein shall be deemed effective as of July 25, 2000.

         4.4 Expenses. This Agreement is subject to the expense reimbursement provisions of Section 8.13 of the Participation Agreement.

         4.5 Effect on the Operative Documents. Upon execution and delivery of this Agreement, (a) each reference in the Guaranty to "this Agreement", "this Guaranty", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Guaranty as amended and restated hereby, and (b) each reference to the Guaranty in any Operative Document or Securitization Document shall mean and be a reference to the Guaranty as amended and restated hereby. Except as expressly modified hereby, all of the terms and conditions of the Operative Documents and the Securitization Documents shall remain unaltered and in full force and effect.

         4.6 Trustee. The undersigned Note Holders and Certificate Holders hereby (a) direct the Trustee to give its consent to the actions contemplated hereby by executing and delivering this Agreement, and (b) consent to the execution and delivery by the Trustee of this Agreement.

         4.7 Consent. CXC and the Majority Purchasers (as defined in the APA) hereby consent to the execution and delivery of this Agreement by the SPV, as Note Holder, and hereby direct the SPV, as Note Holder, to enter into this Agreement.

         4.8 Exculpation of the Trustee. Except for its own gross negligence and willful misconduct and as otherwise expressly provided in the Operative Documents, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by SSBTC, not in its individual capacity but solely as Trustee under the Declaration of Trust, in the exercise of the powers and authority conferred and vested in it as the Trustee, (b) each of the undertakings and agreements herein made on the part of the Trustee is made and intended not as a personal representation, undertaking and agreement by SSBTC but is made and intended for the purpose for binding only the Trust Estate created by the Declaration of Trust, (c) nothing herein contained shall be construed as creating any liability on SSBTC, individually or personally, to perform any obligation of the Trustee either expressed or implied contained herein or in the Operative Documents, all such liability, if any, being expressly waived by the parties to this Waiver and Consent and by any Person lawfully claiming by, through or under the parties to this Waiver and Consent and (d) under no circumstances shall SSBTC be personally liable for the payment of any indebtedness or expenses of the Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee under the Operative Documents.


                   Remainder of page intentionally left blank

         Each of the undersigned has caused this Agreement to be executed by its respective officer or officers thereunto duly authorized, as of the date first written above.

                                             WILLIAMS COMMUNICATIONS, INC.


                                             By:    /s/ Howard S. Kalika
                                                 -------------------------------
                                                 Name:  Howard S. Kalika
                                                 Title: Treasurer


                                             THE WILLIAMS COMPANIES, INC.


                                             By:    /s/ James G. Ivey
                                                 -------------------------------
                                                 Name:  James G. Ivey
                                                 Title: Treasurer


                                             CITIBANK, N.A., as Agent


                                             By:    /s/ J. Christopher Lyons
                                                 -------------------------------
                                                 Name:  J. Christopher Lyons
                                                 Title: Attorney-In-Fact


                                             CITIBANK, N.A., as APA Purchaser


                                             By:    /s/ J. Christopher Lyons
                                                 -------------------------------
                                                 Name:  J. Christopher Lyons
                                                 Title: Attorney-In-Fact


                                             CXC INCORPORATED

                                             By: CITICORP NORTH AMERICA, INC.,
                                                 as attorney-in-fact


                                             By:    /s/ Signature not legible
                                                 -------------------------------
                                                 Name:
                                                 Title: V.P.

                                 WC NETWORK FUNDING LLC, as Note Holder,

                                 By:  WC Network Holdings, Inc., its sole member


                                 By:    /s/ Dwight Jenkins
                                    --------------------------------------------
                                 Name:  Dwight Jenkins
                                 Title: Vice President


                                 STATE STREET BANK AND TRUST COMPANY, not in its individual capacity but solely as Trustee of the 1998 WCI Trust, as Trustee and Lessor


                                 By:    /s/ Earl W. Dennison, Jr.
                                    --------------------------------------------
                                 Name:  Earl W. Dennison, Jr.
                                 Title: Vice President


                                 STATE STREET BANK AND TRUST COMPANY, not in its individual capacity but solely as Collateral Agent


                                 By:    /s/ Earl W. Dennison, Jr.
                                    --------------------------------------------
                                 Name:  Earl W. Dennison, Jr.
                                 Title: Vice President


                                 BANK OF MONTREAL, as an APA Purchaser


                                 By:    /s/ Mary Lee Latta
                                    --------------------------------------------
                                 Name:  Mary Lee Latta
                                 Title: Director

                                 ROYAL BANK OF CANADA, as an APA Purchaser


                                 By:    /s/ Andrew C. Williamson
                                    --------------------------------------------
                                 Name:  Andrew C. Williamson
                                 Title: Vice President


                                 THE BANK OF NOVIA SCOTIA, as an APA Purchaser


                                 By:    /s/ F.C.S. Ashby
                                    --------------------------------------------
                                 Name:  F.C.S. Ashby
                                 Title: Manager Loan Operations


                                 BANK OF AMERICA, N.A., formerly BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                 ASSOCIATION/NATIONSBANK, as an APA Purchaser


                                 By:    /s/ Claire Liu
                                    --------------------------------------------
                                 Name:  Claire M. Liu
                                 Title: Managing Director


                                 THE CHASE MANHATTAN BANK, as an APA Purchaser


                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:

                                 TORONTO DOMINION (TEXAS), INC., as an APA
                                 Purchaser


                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:


                                 ABN AMRO BANK N.V., as an APA Purchaser


                                 By:    /s/ David C. Carrington
                                    --------------------------------------------
                                 Name:  David C. Carrington
                                 Title: Group Vice President

                                 By:    /s/ Shilpa Parandekar
                                    --------------------------------------------
                                 Name:  Shilpa Parandekar
                                 Title: Corporate Banking Officer


                                 FLEET NATIONAL BANK (formerly BANKBOSTON,
                                 N.A)., as an APA Purchaser

                                 By:    /s/ Kristine A. Kasselman
                                    --------------------------------------------
                                 Name:  Kristine A. Kasselman
                                 Title: Managing Director


                                 COMMERZBANK AG, as an APA Purchaser


                                 By:    /s/ Harry P. Yergey
                                    --------------------------------------------
                                 Name:  Harry P. Yergey
                                 Title: SVP & Manager

                                 By:    /s/ Brian J. Campbell
                                    --------------------------------------------
                                 Name:  Brian J. Campbell
                                 Title: Vice President

                                 CREDIT AGRICOLE INDOSUEZ, as an APA Purchaser


                                 By:    /s/ Brian Knezeak
                                    --------------------------------------------
                                 Name:  Brian Knezeak
                                 Title: FVP, Manager

                                 By:    /s/ Patrick Cocquerel
                                    --------------------------------------------
                                 Name:  Patrick Cocquerel
                                 Title: FVP, Managing Director


                                 BARCLAYS BANK PLC., as an APA Purchaser


                                 By:    /s/ Nicholas A. Bell
                                    --------------------------------------------
                                 Name:  Nicholas A. Bell
                                 Title: Director, Loan Transaction Management


                                 CIBC INC., as an APA Purchaser


                                 By:    /s/ M. Beth Miller
                                    --------------------------------------------
                                 Name:  M. Beth Miller
                                 Title: Authorized Signatory


                                 THE BANK OF NEW YORK, as an APA Purchaser


                                 By:    /s/ Raymond J. Palmer
                                    --------------------------------------------
                                 Name:  Raymond J. Palmer
                                 Title: Vice President



                                 FBTC LEASING CORP., as a Certificate Holder


                                 By:    /s/ Masatoshi Kaishita
                                    --------------------------------------------
                                 Name:  Masatoshi Kaishita
                                 Title: Treasurer

                                 BNP PARIBAS, as an APA Purchaser


                                 By:    /s/ Serge Desrayaud
                                    --------------------------------------------
                                 Name:  Serge Desrayaud
                                 Title: Head of Media & Telecom. Asset
                                        Management

                                 By:    /s/ Gregg W. Bonardi
                                    --------------------------------------------
                                 Name:  Gregg W. Bonardi
                                 Title: Vice President


                                 SCOTIABANC INC., as a Certificate Holder


                                 By:    /s/ William E. Zarrett
                                    --------------------------------------------
                                 Name:  William E. Zarrett
                                 Title: Managing Director

                                    Exhibit A

                  Form of Second Amended and Restated Guaranty

================================================================================


                           SECOND AMENDED AND RESTATED
                               GUARANTY AGREEMENT

                           dated as of August 17, 2000

                                     between

                          THE WILLIAMS COMPANIES, INC.

                                       and

                       STATE STREET BANK AND TRUST COMPANY
                      OF CONNECTICUT, NATIONAL ASSOCIATION,
                 in its individual capacity as its interests may
                appear in the Operative Documents, but otherwise
                         not in its individual capacity
                              but solely as Trustee

                                       and

                      STATE STREET BANK AND TRUST COMPANY,
                         not in its individual capacity,
                         but solely as Collateral Agent

                                       and

                                 CITIBANK, N.A.,
                                    as Agent,

                                       and

                                 CITIBANK, N.A.,
                                  as APA Agent

================================================================================

                                TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
ARTICLE I  DEFINITIONS; RULES OF CONSTRUCTION............................................................2
         Section 1.01  Definitions.......................................................................2
         Section 1.02  Computation of Time Periods.......................................................9
         Section 1.03  Accounting Terms..................................................................9
         Section 1.04  Use of Certain Terms.............................................................10
         Section 1.05  Headings and References..........................................................10
ARTICLE II  GUARANTY AND PAYMENT........................................................................10
         Section 2.01  Guaranty.........................................................................10
ARTICLE III  REPRESENTATIONS AND WARRANTIES.............................................................12
         Section 3.01  Representations and Warranties of the Guarantor..................................12
         Section 3.02  Satisfaction of Conditions Under Participation Agreement.........................14
ARTICLE IV  COVENANTS OF THE GUARANTOR..................................................................15
         Section 4.01  Affirmative Covenants............................................................15
         Section 4.02  Negative Covenants...............................................................18
ARTICLE V  REMEDIES.....................................................................................21
         Section 5.01  Remedies.........................................................................21
ARTICLE VI  NATURE OF AGREEMENT.........................................................................21
         Section 6.01  Nature of Guaranty...............................................................21
         Section 6.02  Survival.........................................................................21
         Section 6.03  Waivers..........................................................................21
         Section 6.04  The Guarantor's Obligations Unconditional........................................22
ARTICLE VII  BANKRUPTCY.................................................................................24
         Section 7.01  No Subrogation...................................................................24
         Section 7.02  Reinstatement....................................................................25
         Section 7.03  Non-Discharged Obligations.......................................................25
ARTICLE VIII  MISCELLANEOUS.............................................................................26
         Section 8.01  Notices..........................................................................26
         Section 8.02  Immunity.........................................................................26
         Section 8.03  Non-Exclusive Remedies...........................................................26
         Section 8.04  Amendments and Waivers...........................................................26
         Section 8.05  Severability.....................................................................26
         Section 8.06  Further Assurances...............................................................27
         Section 8.07  Governing Law and Submission to Jurisdiction.....................................27
         Section 8.08  Time.............................................................................27
         Section 8.09  Benefit..........................................................................27
         Section 8.10  Entire Agreement.................................................................28
         Section 8.11  Counterparts.....................................................................28

                                                                                                       Page
                                                                                                       ----

         Section 8.12  Reliance.........................................................................28
         Section 8.13  Survival of Indemnities..........................................................28
         Section 8.14  APA............................................................................. 28

Schedule I        Permitted Liens
Exhibit A         Existing Loans and Investments of WCG Subsidiaries

                 SECOND AMENDED AND RESTATED GUARANTY AGREEMENT


                  SECOND AMENDED AND RESTATED GUARANTY AGREEMENT, dated as of August 17, 2000 by and between The Williams Companies, Inc., a Delaware corporation, successor in interest by merger dated July 31, 1999 to Williams Holdings of Delaware, Inc. (the "Guarantor"), State Street Bank and Trust Company of Connecticut, National Association, a national banking association, in its individual capacity as its interests may appear in the Operative Documents (as defined below), but otherwise not in its individual capacity but solely as Trustee (the "Trustee"), State Street Bank and Trust Company, not in its individual capacity, but solely as collateral agent for the Purchasers (as defined below) (the "Collateral Agent"), and Citibank, N.A., a national banking association as agent for the Purchasers (the "Agent"), and Citibank, N.A., a national banking association as agent for CXC (as defined below) and the APA Purchasers (as defined below) (the "APA Agent").


                              Preliminary Statement


                  A. On the Original Initial Funding Date, as contemplated by the Original Participation Agreement, the Guarantor executed a Guaranty in favor of the Trustee, the Collateral Agent and the Agent for their benefit and for the benefit of the Original Note Holders and Original Certificate Holders (the "Original Guaranty"). In connection with amending and restating the May Participation Agreement (as defined below), the Guarantor amended and restated the Original Guaranty.

                  B. On the Initial Funding Date, as contemplated in the Participation Agreement, the Guarantor executed the Amended and Restated Guaranty Agreement (the "Amended Guaranty") as an inducement for (i) the Trustee, the Collateral Agent and the Agent to enter into the transactions contemplated by the Operative Documents, (ii) the Note Holders to purchase the Interim Notes, (iii) the Certificate Holders to make Investments, (iv) CXC to make CXC Advances to the SPV under the Finance Facility and (v) CXC, the SPV, the APA Agent, the APA Purchasers and CNAI and Citicorp North America, Inc., as agent for CXC and the APA Purchasers with respect to the Residual Credit Enhancement (as defined in the APA) to enter into the APA, all of which the Trustee, the Collateral Agent, the Agent, the Note Holders, the Certificate Holders, the APA Agent, CXC and the APA Purchasers would have been unwilling to do if the Guarantor did not execute and deliver the Amended Guaranty.

                  C. The Guarantor intends this Guaranty to amend and restate the Amended Guaranty to reflect certain terms set forth in the Credit Agreement (as defined below).

                  In consideration of the mutual covenants and agreements set forth herein and intending to be legally bound by this Agreement, the Guarantor, the Trustee, the Collateral Agent, the Agent and the APA Agent hereby agree as follows:

                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION


                  Section 1.01 Definitions. As used in this Agreement, terms defined in the preceding paragraphs or in other sections of this Agreement shall have the meanings specified therein, the terms defined in Appendix A to the Participation Agreement (as defined below), and not otherwise defined herein, shall have the meanings set forth therein, and the following terms shall have the meanings set forth below:

                  "Agreement" means this Second Amended and Restated Guaranty Agreement.

                  "American Soda" means American Soda, L.L.P., a Colorado limited liability partnership.

                  "Bank" means the lenders listed on the signature pages of the Credit Agreement and each other Person that becomes a Bank pursuant to the last sentence of Section 8.06(a) of the Credit Agreement.

                  "Cash Holdings" of any Person means the total investment of such Person at the time of determination in:

                  (a) demand deposits and time deposits maturing within one year with a Bank (or other commercial banking institution of the stature referred to in clause (d)(i));

                  (b) any note or other evidence of indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or by a government of another country which carries a long-term rating of Aaa by Moody's or AAA by S&P;

                  (c) commercial paper maturing not more than nine months from the date of issue, which is issued by:

                           (i) a corporation (other than an affiliate of the
                  Guarantor) rated (x) A-1 by S&P, P-1 by Moody's or F-1 by Fitch or (y) lower than set forth in clause (x) above, provided that the value of all such commercial paper shall not exceed 10% of the total value of all commercial paper comprising "Cash Holdings;" or

                           (ii) any Bank (or its holding company) with a rating
                  on its long-term unsecured debt of at least AA by S&P or Aa by Moody's;

                  (d) any certificate of deposit or bankers acceptance, maturing not more than three years after such time, which is issued by either:

                           (i) a commercial banking institution that is a member
                  of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $1,000,000,000; or

                           (ii) any Bank with a rating on its long-term
                  unsecured debt of at least AA by S&P or Aa by Moody's;

                  (e) notes or other evidences of indebtedness, maturing not more than three years after such time, issued by:

                           (i) a corporation (other than an affiliate of the
                  Guarantor) rated AA by S&P or Aa by Moody's; or

                           (ii) any Bank (or its holding company) with a rating
                  on its long-term unsecured debt of at least AA by S&P or Aa by Moody's;

                  (f) any repurchase agreement entered into with any Bank (or other commercial banking institution of the stature referred to in clause (d)(i)) which:

                           (i) is secured by a fully perfected security interest
                  in any obligation of the type described in any of clauses (a) through (d); and

                          (ii) has a market value at the time such repurchase
                  agreement is entered into of not less than 100% of the repurchase obligation of such Bank (or other commercial banking institution) thereunder; and

                  (g) money market preferred instruments by participation in a Dutch auction (or the equivalent) where the investment is rated no lower than Aa by Moody's or AA by S&P.

                  "Consolidated" refers to the consolidation of the accounts of any Person and its Subsidiaries in accordance with GAAP; provided that, unless otherwise provided, in the case of the Guarantor, "Consolidated" shall mean the consolidation of the accounts of the Guarantor and its Subsidiaries and shall not include any accounts of the WCG Subsidiaries; provided that for purposes of the Consolidated financial statements required to be delivered pursuant to Sections 3.01(e), 4.01(b)(ii) and 4.01(b)(iii) and where otherwise provided, the consolidation of the accounts of the Guarantor and its Subsidiaries shall include the WCG Subsidiaries.

                  "Consolidated Net Worth" of any Person means the Net Worth of such Person and its Subsidiaries on a Consolidated basis plus, in the case of the Guarantor, the Designated Minority Interests to the extent not otherwise included; provided that, in no event shall the value ascribed to Designated Minority Interests exceed $136,892,000 in the aggregate.

                  "Consolidating" refers to, with respect to the balance sheets and statements of income and cash flows required by Sections 3.01(e), 4.01(b)(ii) and 4.01(b)(iii), the consolidation of the accounts of the Guarantor and its Subsidiaries in accordance with the following format: (i) the WCG Subsidiaries, (ii) the Guarantor and its Subsidiaries (which term does not include the WCG Subsidiaries), (iii) consolidation adjustments, and (iv) Consolidated financial statements of the Guarantor and each Subsidiary of the Guarantor, including the WCG Subsidiaries.

                  "Credit Agreement" means the Credit Agreement dated as of July 25, 2000 among The Williams Companies, Inc., Northwest Pipeline Corporation, Transcontinental Gas Pipe Line Corporation, Texas Gas Transmission Corporation, as Borrowers, the Banks named therein, as Banks, and Citibank, N.A., as Agent, as in effect on the date of this Agreement.

                  "Debt" means, in the case of any Person, (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures or notes, (iii) obligations of such Person to pay the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of business), (iv) monetary obligations of such Person as lessee under leases that are, in accordance with GAAP, recorded as capital leases, (v) obligations of such Person under guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses
(i) through (iv) of this definition, and (vi) indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) of this definition secured by any Lien on or in respect of any property of such Person; provided, however, that Debt shall not include any obligation under or resulting from any agreement referred to in paragraph (y) of Schedule I or resulting from any sale and leaseback referred to in paragraph (aa) of Schedule I; and provided further, it is the understanding of the parties hereto that Debt shall not include any monetary obligations of Persons as lessee under leases that are in accordance with GAAP, recorded as operating leases.

                  "Designated Minority Interests" of the Guarantor means, as of any date of determination, the total of the minority interests in the following Subsidiaries of the Guarantor: (i) El Furrial, (ii) PIGAP II, (iii) Nebraska Energy, (iv) Seminole, (v) American Soda, and (vi) other Subsidiaries of the Guarantor, as presented in its Consolidating balance sheet, in an amount not to exceed in the aggregate $9,000,000 for such other Subsidiaries not referred to in clauses (i) through (v); provided that minority interests which provide for a stated preferred cumulative return shall not be included in "Designated Minority Interests."

                  "EDGAR" means "Electronic Data Gathering, Analysis and Retrieval" system, a database maintained by the Securities and Exchange Commission containing electronic filings of issues of certain securities.

                  "El Furrial" means WilPro Energy Services (El Furrial) Limited, a Cayman Islands corporation.

                  "Environmental Protection Statutes" means any United States local, state of federal or any foreign Law or agreement arising from or in connection with or relating to the protection or regulation of the environment (as defined in 42 U.S.C. Section 9601(8) as of the date of the Credit Agreement), including, those Laws or agreements relating to the disposal, cleanup, production, storing, refining, handling, transferring, processing or transporting of Hazardous Waste, Hazardous Substances or any pollutant or contaminant, wherever located.

                  "Fitch" means Fitch, Inc.

                  "Guaranteed Instruments" means:

                  (i) If the Lessee shall have delivered an Offer to Purchase pursuant to the Lease or the Lessor shall have delivered a Termination Notice pursuant to the Lease, then the "Guaranteed Instruments" shall be all the Instruments;

                 (ii) If the Lessee has not delivered an Offer to Purchase and the Lessor has not delivered a Termination Notice, then (A) if no Event of Default has occurred and is continuing at such time, the "Guaranteed Instruments" shall be the A-Notes and B-Notes, to the extent of the Residual Value Amount; (B) if an Event of Default under Section 6.01(p) or 6.01(q)(i) of the Participation Agreement has occurred and is continuing at such time, the "Guaranteed Instruments" shall be the A-Notes and B-Notes, to the extent of the Residual Value Amount; (C) on or after the Completion Date, if an Event of Default (other than under Section 6.01(p) or 6.01(q)(i) of the Participation Agreement or an Event of Default relating to fraud, misapplication of funds, illegal acts, or willful misconduct on the part of the Lessee) has occurred and is continuing at such time, the "Guaranteed Instruments" shall be the A-Notes and B-Notes; (D) prior to the Completion Date, if an Event of Default (other than under Section 6.01(g) or 6.01(h) of the Participation Agreement or an Event of Default relating to fraud, misapplication of funds, illegal acts, or willful misconduct on the part of the Lessee) has occurred and is continuing at such time, the "Guaranteed Instruments" shall be the A-Notes and B-Notes, to the extent of the Residual Value Amount; and (E) prior to the Completion Date, if an Event of Default under Section 6.01(g) or 6.01(h) of the Participation Agreement has occurred and is continuing at such time, or to the extent of any claims brought by the Lessor relating to fraud, misapplication of funds, illegal acts, or willful misconduct on the part of the Lessee, the "Guaranteed Instruments" shall be the A-Notes and the B-Notes.

                  "Guaranteed Obligations" means, collectively the obligations described in clauses (i) through (v) of Section 2.01(a), in each case, whether arising under the Operative Documents referred to in the May Participation Agreement or under the Operative Documents referred to in the Participation Agreement.

                  "Guaranteed Parties" means each of the Agent, the Trustee, the Collateral Agent, the APA Agent, the Purchasers, the APA Purchasers, CXC and CXC's Credit Enhancer.

                  "Guaranty Default" means any one or more of the following events or conditions occurs or exists:

                  (a) the Guarantor shall fail to pay, satisfy and perform the Guaranteed Obligations pursuant to Section 2.01 (after the passage of any applicable grace or cure period with respect thereto under the Operative Documents); or

                  (b) any certification, representation or warranty made by the Guarantor herein or by the Guarantor (or any officer of the Guarantor) in writing under or in connection with this Agreement or under any other Operative Document (including, without limitation, representations and warranties made or deemed made pursuant to Section 3.01 or 3.02) shall prove to have been incorrect in any material respect when made or deemed made; or

                  (c) the Guarantor shall fail to perform or observe (i) any term, covenant or agreement contained in Section 4.01(b) on its part to be performed or observed and such failure shall continue for ten Business Days after the earlier of the date notice thereof shall have been given to the Guarantor by the Agent or any Bank or the date the Guarantor shall have knowledge of such failure, or (ii) any term, covenant or agreement contained in this Agreement (other than a term, covenant or agreement contained in Section 4.01(b) or 2.01) or in any other Operative Document or on its part to be performed or observed and such failure shall continue for five Business Days after the earlier of the date notice thereof shall have been given to the Guarantor by the Agent or any Purchaser or the date the Guarantor shall have knowledge of such failure; or

                  (d) the Guarantor or any Subsidiary of the Guarantor shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $60,000,000 in the aggregate of the Guarantor or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment or as required pursuant to an illegality event of the type set forth in
         Section 2.12 of the Credit Agreement), prior to the stated maturity thereof; provided, however, that the provisions of this subsection (d) shall not apply to any Non-Recourse Debt of any Non-Borrowing Subsidiary (as defined in the Credit Agreement) of the Guarantor under the Credit Agreement; or

                  (e) the Guarantor or any Material Subsidiary of the Guarantor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Guarantor or any Material Subsidiary of the Guarantor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), shall remain undismissed or unstayed for a period of 60 days; or the Guarantor or any

         Material Subsidiary of the Guarantor shall take any action to authorize any of the actions set forth above in this subsection (e); or

                  (f) any judgment or order for the payment of money in excess of $60,000,000 shall be rendered against the Guarantor or any Material Subsidiary of the Guarantor and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (g) any Termination Event with respect to a Plan shall have occurred and, 30 days after notice thereof shall have been given to the Guarantor by the Agent, (i) such Termination Event shall still exist and (ii) the sum (determined as of the date of occurrence of such Termination Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which a Termination Event shall have occurred and then exist (or in the case of a Plan with respect to which a Termination Event described in clause
         (ii) of the definition of Termination Event shall have occurred and then exist, the liability related thereto) is equal to or greater than $75,000,000; or

                  (h) the Guarantor or any ERISA Affiliate of the Guarantor shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date of such notification), exceeds $75,000,000 in the aggregate or requires payments exceeding $50,000,000 per annum; or

                  (i) the Guarantor or any ERISA Affiliate of the Guarantor shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Guarantor and its ERISA Affiliates to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years which include the date hereof by an amount exceeding $75,000,000;

                  (j) any Event of Default under the Credit Agreement occurs and is continuing.

                  "Hazardous Substance" has the meaning set forth in 42 U.S.C.
Section 9601(14) and shall also include each other substance considered to be a hazardous substance under any Environmental Protection Statute.

                  "Hazardous Waste" has the meaning set forth in 42
U.S.C. Section 6903(5) and shall also include each other substance considered to be a hazardous waste under any Environmental Protection Statute (including 40 C.F.R. Section 261.3)

                  "Material Subsidiary" means, with respect to the Guarantor, each Relevant Subsidiary and each "significant subsidiary" of the Guarantor (or its Subsidiaries) as such term is defined in Rule 405 under the Securities Act, excluding the WCG Subsidiaries.

                  "May Participation Agreement" means the Participation Agreement dated as of May 6, 1998, as amended, among Williams Communications, Inc., the Trustee, Citibank N.A. as the Agent and the Collateral Agent, and the financial institutions named therein as Purchasers, as it may be amended, modified, restated or supplemented from time to time in accordance with the terms thereof.

                  "Nebraska Energy" means Nebraska Energy, L.L.C., a Kansas limited liability company.

                  "Net Debt" means for any Person, as of any date of determination, the excess of (x) the aggregate amount of all Debt of such Person and its Subsidiaries on a Consolidated basis, excluding Non-Recourse Debt, over
(y) the sum of the Cash Holdings of such Person and its Subsidiaries on a Consolidated basis.

                  "Net Worth" of any Person means, as of any date of determination, the excess of total assets of such Person over total liabilities of such Person, total assets and total liabilities each to be determined in accordance with GAAP.

                  "Non-Recourse Debt" means Debt incurred by any non-material, Non-Borrowing Subsidiary (as defined in the Credit Agreement) to finance the acquisition (other than any acquisition from the Guarantor or any Subsidiary) or construction of a project, which Debt does not permit or provide for recourse against the Guarantor or any Subsidiary of the Guarantor (other than the Subsidiary that is to acquire or construct such project) or any property or asset of the Guarantor or any Subsidiary of the Guarantor (other than property or assets of the Subsidiary that is to acquire or construct such project). For purposes of this definition, a "non-material Subsidiary" shall mean any Subsidiary of the Guarantor which, as of the date of the most recent Consolidating balance sheet of the Guarantor delivered pursuant to Section 4.01 as described in clause (ii) of the definition of "Consolidating," has total assets which account for less than five percent (5%) of the total assets of the Guarantor and its Subsidiaries, as shown in the column described in clause (ii) of the definition of "Consolidating" of such Consolidating balance sheet; provided that, the total aggregate assets of non-material Subsidiaries shall not comprise at any time more than ten percent (10%) of the total assets of the Guarantor and its Subsidiaries, as shown in such column of such Consolidating balance sheet.

                  "Participation Agreement" means the Amended and Restated Participation Agreement dated as of the date hereof among the Company, the Trustee, the Persons named therein as Note Holders, Certificate Holders and APA Purchasers, the Collateral Agent and the Agent.

                  "Permitted Liens" means, with respect to the Guarantor or any Subsidiary of the Guarantor, Liens specifically described on Schedule I.

                  "PIGAP II" means WilPro Energy Services (PIGAP II) Limited, a Cayman Islands corporation.

                  "Public Filings" means the Guarantor's Annual Report on Form 10-K/A for the year ended December 31, 1999 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.

                  "Related Party" of any Person means any corporation, partnership, joint venture or other entity of which more than 10% of the outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors of such corporation, partnership, joint venture or other entity or others performing similar functions (irrespective or whether or not at the time capital stock or other equity interests of any other class of classes of such corporation, partnership, joint venture or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person or which owns at the time directly or indirectly more than 10% of the outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors of such Person or others performing similar functions (irrespective or whether or not at the time capital stock or other equity interests of any other class or classes of such corporation, partnership, joint venture or other entity shall or might have voting power upon the occurrence of any contingency); provided, however, that neither TWC nor any Subsidiary of TWC shall be considered to be a Related Party of TWC or any Subsidiary of TWC.

                  "Seminole" means Seminole Pipeline Company, a Delaware corporation.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture or other entity of which more than 50% of the outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors of such corporation, partnership, joint venture or other entity or others performing similar functions (irrespective of whether or not at the time capital stock or other equity interests of any other class or classes of such corporation, partnership, joint venture or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person. Notwithstanding the above, in the case of the Guarantor, "Subsidiary" shall not include the WCG Subsidiaries, except that with respect to the Consolidated balance sheet and related Consolidated statements of income and cash flows for TWC referred to in Section 3.01(e), 4.01(b)(ii) and 4.01(b)(iii) and as otherwise specifically provided herein the term "Subsidiary" used with respect to the Guarantor shall include the WCG Subsidiaries.

                  "TWC" means The Williams Companies, Inc., a Delaware corporation.

                  "WCG" means Williams Communications Group, Inc., a Delaware corporation.

                  "WCG Subsidiaries" means, collectively, WCG and any direct or indirect Subsidiary of WCG.

                  Section 1.02 Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" means "to but excluding."

                  Section 1.03 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP applied consistently.

                  Section 1.04 Use of Certain Terms. Unless the context of this Agreement requires otherwise, the plural includes the singular, the singular includes the plural, the part includes the whole, and "including" has the inclusive meaning of "including without limitation." The words "hereof," "herein," "hereby," "hereunder," and other similar terms of this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the person or persons may require.

                  Section 1.05 Headings and References. Section and other headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Agreement. Unless otherwise provided, references to Articles, Sections, Schedules, and Exhibits shall be deemed references to Articles, Sections, Schedules, and Exhibits of this Agreement. References to this Agreement include this Agreement as the same may be modified, amended, restated or supplemented from time to time pursuant to the provisions hereof. A reference to any law shall mean that law as it may be amended, modified or supplemented from time to time, and any successor law and to any applicable rules, regulations or orders as in effect from time to time. A reference to a Person includes the successors and assigns of such Person, except to the extent that this Agreement or any other Operative Document may restrict assignment or rights of assignees. A reference in this Agreement to any other Operative Document shall be deemed a reference to that Operative Document as it may be amended, modified or supplemented from time to time. A reference in
Section 2.01 to any Operative Document (or to any Fixed Rent, Additional Rent, Additional Costs, Residual Value Amount, Termination Value, indemnification payment or other amounts payable under representations or warranties in, or covenants, undertakings or other obligations under any Operative Document) shall be deemed a reference to both the Operative Documents (and such payment obligations, representations, warranties, covenants, undertakings and other obligations) as defined in the Original Guaranty and to the Operative Documents (and such payment obligations, representations, warranties, covenants, undertakings and other obligations) as defined in this Agreement.


                                   ARTICLE II

                              GUARANTY AND PAYMENT


                  Section 2.01 Guaranty.

                  (a) Guaranteed Obligations. The Guarantor hereby unconditionally and irrevocably guarantees to, and agrees with and for the benefit of the Guaranteed Parties that:

                  (i) The Fixed Rent, Additional Rent, Additional Costs, Residual Value Amount, Termination Value, indemnification payments and all other amounts payable by each Relevant Subsidiary under the Operative Documents will be promptly paid in full when due in accordance with the provisions thereof;

                 (ii) Each Relevant Subsidiary will perform, comply with and observe (or cause to be performed, complied with or observed) all obligations, covenants, terms, conditions, indemnities and undertakings required under the Operative Documents in accordance with the provisions thereof;

                (iii) All representations, warranties, certifications or statements made by each Relevant Subsidiary, and their respective officers, pursuant to each of the Operative Documents are true and correct as of the date made (or, if made or delivered after the date hereof, will be true and correct when made or delivered);

                 (iv) All amounts due in respect of the Guaranteed Instruments (including all principal or stated amount of, and interest or yield on, as applicable, the Guaranteed Instruments, together with any other sums which may become due pursuant to any Operative Document with respect to the Guaranteed Instruments) will be promptly paid in full (A) when due, whether at stated maturity, by acceleration or otherwise, in accordance with the provisions of such Guaranteed Instruments and of the Operative Documents and (B) upon the occurrence of an Event of Default; and

                  (v) All amounts due in respect of any Guaranteed Obligations or Guaranteed Instruments (each as defined in the Original Guaranty), to the extent such Guaranteed Obligations arose on or prior to the date hereof and remain unpaid or unsatisfied on or after the date hereof or such Guaranteed Instruments remaining outstanding and unpaid on or after the date hereof.

                  (b) Tax Gross-Up. Payments of Guaranteed Obligations shall be made (or grossed-up, as applicable) free and clear of all Taxes and Other Charges (other than Excluded Charges) in the manner set forth in Section 5.04 of the Participation Agreement.

                  (c) Enforcement. Regardless of whether the Guaranteed Parties are (at any time) precluded or stayed from enforcing or exercising any of their rights or remedies under the Operative Documents against any Relevant Subsidiary, the Guaranteed Obligations may be enforced directly against the Guarantor (as a primary obligation of the Guarantor) without the joinder of, demand on, or the taking of any other action against, any Relevant Subsidiary or any other Person. Regardless of whether any Relevant Subsidiary is precluded or stayed from paying or performing (or otherwise fails to pay or perform) any of the Guaranteed Obligations (upon demand by any Guaranteed Party) the Guarantor shall pay or perform (or cause to be paid or performed) such Guaranteed Obligations. Without limiting the foregoing provisions of this Section 2.01(c), if enforcement of the rights or remedies of any Guaranteed Party under the Operative Documents is dependent upon delivering notices or taking any other Actions (such as delivering a Termination Notice to the Lessee under the Lease), then the Guaranteed Parties may deliver such notices to and take such other Actions with or against the Guarantor (in lieu of a Relevant Subsidiary) for all purposes under this Agreement and the other Operative Documents. This Section 2.01(c) should not be construed to (i) impose any conditions whatsoever on the obligations of the Guarantor under this Agreement or (ii) require the Guaranteed Parties to first exercise or exhaust remedies against any Relevant Subsidiary or any other Person before exercising remedies against the Guarantor pursuant to this Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES


                  Section 3.01 Representations and Warranties of the Guarantor. The Guarantor represents and warrants as to itself and its Subsidiaries as follows:

                  (a) Organization; Required Consents and Permits. The Guarantor is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals the failure to have which could not reasonably be expected to have a Material Adverse Effect or create any Trust Liability. Each Material Subsidiary of the Guarantor is duly organized or validly formed, validly existing and (if applicable) in good standing under the laws of its jurisdiction of incorporation or formation, except where the failure to be so organized, existing and in good standing could not reasonably be expected to have a Material Adverse Effect or create any Trust Liability. Each Material Subsidiary of the Guarantor has all corporate or limited liability company powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals the failure to have which could not reasonably be expected to have a Material Adverse Effect or create any Trust Liability.

                  (b) Authorization; No Conflict. The execution, delivery and performance by the Guarantor of this Agreement and the other Operative Documents to which the Guarantor is party and the consummation of the transactions contemplated by this Agreement and the other Operative Documents are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate or other action on the Guarantor's part, do not contravene (i) the certificate of incorporation or by-laws of the Guarantor or any Subsidiary of the Guarantor, or (ii) any Law, judgment, order, decree, injunction, instrument or contractual restriction binding on or affecting the Guarantor or any of its Subsidiaries and will not result in or require the creation or imposition of any Lien prohibited by this Agreement or any other Operative Document.

                  (c) Consents; Governmental Approvals. No consent, authorization or approval or other action by, and no notice to or filing with, any governmental authority, regulatory body or other Person is required for the due execution, delivery and performance by the Guarantor of this Agreement and the other Operative Documents to which the Guarantor is party or the consummation of the transactions contemplated by this Agreement.

                  (d) Binding Agreement. This Agreement and each of the other Operative Documents to which the Guarantor is party have been duly executed and delivered by the Guarantor. This Agreement and each of the other Operative Documents to which the Guarantor is party are the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar Law affecting creditors' rights generally and by general principles of equity.

                  (e) Financial Statements. The Consolidated and Consolidating balance sheets of the Guarantor and its Subsidiaries as at December 31, 1999 and at

March 31, 2000, and the related Consolidated and Consolidating statements of income and cash flows of the Guarantor and its Subsidiaries for the fiscal year and the fiscal quarter then ended, copies of which have been furnished to each of the Agent and the Trustee, fairly present the Consolidated and Consolidating financial condition of the Guarantor and its Subsidiaries as at such dates and the Consolidated and Consolidating results of operations of the Guarantor and its Subsidiaries for the year and quarter ended on such dates, all in accordance with GAAP consistently applied subject, in the case of the March 31, 2000 financial statements, to normal, year-end audit adjustments. Except as set forth in the Public Filings, since March 31, 2000, there has been no material adverse change in the condition or operations of the Guarantor or its Subsidiaries.

                  (f) Litigation. Except as set forth in the Public Filings or as otherwise disclosed in writing by the Guarantor to the Agent and the Trustee after the date hereof and approved by the Majority Purchasers, there is no pending or, to the knowledge of the Guarantor, threatened action or proceeding affecting the Guarantor, any Material Subsidiary of the Guarantor or any WCG Subsidiary before any Governmental Authority, which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of this Agreement or any other Operative Document.

                  (g) Investment Company. The Guarantor is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (h) ERISA. No Termination Event has occurred or is reasonably expected to occur with respect to any Plan that could reasonably be expected to have a Material Adverse Effect on the Guarantor or any Material Subsidiary of the Guarantor (including any material WCG Subsidiary). Neither the Guarantor nor any ERISA Affiliate of the Guarantor has received any notification that any Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and the Guarantor is not aware of any reason to expect that any Multiemployer Plan is to be in reorganization or to be terminated within the meaning of Title IV of ERISA that could reasonably be expected to have a Material Adverse Effect on the Guarantor or any Material Subsidiary of the Guarantor (including any material WCG Subsidiary) or any ERISA Affiliate of the Guarantor.

                  (i) Taxes. As of the date of this Agreement, the United States federal income tax returns of the Guarantor and the Material Subsidiaries of the Guarantor have been examined through the fiscal year ended December 31, 1995. The Guarantor and the Subsidiaries of the Guarantor have filed all United States Federal income tax returns and all other material domestic tax returns which are required to be filed by them and have paid, or provided for the payment before the same become delinquent of, all taxes due pursuant to such returns or pursuant to any assessment received by the Guarantor or any such Subsidiary, other than those taxes contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Guarantor and the Material Subsidiaries of the Guarantor in respect of taxes are adequate.

                  (j) PUHCA. The Guarantor is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (k) Environmental Matters. Except as set forth in the Public Filings or as otherwise disclosed in writing by the Guarantor to the Trustee and the Agent after the date hereof and approved by the Majority Purchasers, the Guarantor and its Material Subsidiaries are in compliance in all material respects with all Environmental Protection Statutes to the extent material to their respective operations or financial condition. Except as set forth in the Public Filings or as otherwise disclosed in writing by the Guarantor to the Trustee and the Agent after the date hereof and approved by the Majority Purchasers, the aggregate contingent and non-contingent liabilities of the Guarantor and its Subsidiaries (other than those reserved for in accordance with GAAP and set forth in the financial statements regarding the Guarantor referred to in Section 3.01(e) and delivered to the Trustee and the Agent and excluding liabilities to the extent covered by insurance if the insurer has confirmed that such insurance covers such liabilities or which the Guarantor reasonably expects to recover from ratepayers) which are reasonably expected to arise in connection with (i) the requirements of Environmental Protection Statutes or (ii) any obligation or liability to any Person in connection with any Environmental matters (including, without limitation, any release or threatened release (as such terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of
1980) of any Hazardous Waste, Hazardous Substance, other waste, petroleum or petroleum products into the Environment) could not reasonably be expected to have a Material Adverse Effect on the business, assets, condition or operations of the Guarantor and any Subsidiaries of the Guarantor, taken as a whole. For purposes of this clause (k) of Section 3.01, Subsidiaries shall be deemed to include WCG Subsidiaries.

                  (l) Compliance with Law. The Guarantor is not in material violation of any Law (other than Environmental Protection Statutes, which are the subject of Section 3.01(k) hereof) with respect to the Property or any part thereof or with respect to its business, if any, related to the Property. The Guarantor has not received any notice of, or citation for, any violation of any Law which has not been resolved, which notice or citation relates to the ownership or operation of the Property or any part thereof.

                  (m) Ownership. The Guarantor owns, directly or indirectly, approximately 85% of the Voting Stock of WCG, the Lessee and each of the other Relevant Subsidiaries.

                  (n) Full Disclosure. No statement or material furnished by or on behalf of the Guarantor or any Relevant Subsidiary to the Collateral Agent, the Agent, the Purchasers, the Trustee, Special Counsel or Trustee's Special Counsel, in connection with any Operative Document or any transaction contemplated thereby, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading.

                  Section 3.02 Satisfaction of Conditions Under Participation Agreement. Upon the making of any Advance under the Participation Agreement, the Guarantor shall be deemed (immediately prior to, and immediately after giving effect to, such Advance) to have repeated and reaffirmed to the Trustee, the Collateral Agent, the Agent, and the Purchasers on the date of such Advance each of its representations and warranties under this Agreement as if stated on such date.

                                   ARTICLE IV

                           COVENANTS OF THE GUARANTOR


                  Section 4.01 Affirmative Covenants. So long as any Instrument or Guaranteed Obligation shall remain unpaid, the Guarantor will, unless the Trustee, the Collateral Agent, the Agent, the APA Agent and the Majority Purchasers shall otherwise consent in writing:

                  (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable Laws (except where failure to comply could not reasonably be expected to have a Material Adverse Effect or create any Trust Liability), such compliance to include, without limitation, the payment and discharge before the same become delinquent of all taxes, assessments and governmental charges or levies imposed upon it or any of its Subsidiaries or upon any of its property or any property of any of its Subsidiaries, and all lawful claims which, if unpaid, might become a Lien upon any property of it or any of its Subsidiaries, provided that neither the Guarantor nor any Subsidiary of the Guarantor shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings and with respect to which reserves in conformity with GAAP, if required by GAAP, have been provided on the books of the Guarantor or such Subsidiary, as the case may be.

                  (b) Reporting Requirements. Furnish to the Trustee, the Agent and each of the Purchasers:

                  (i) as soon as possible and in any event within five days after the occurrence of each Guaranty Default or each event which, with the giving of notice or lapse of time or both, would constitute an Guaranty Default, continuing on the date of such statement, a statement of an authorized financial officer of the Guarantor setting forth the details of such Guaranty Default or event and the actions, if any, which the Guarantor has taken and proposes to take with respect thereto;

                 (ii) as soon as available and in any event not later than 60 days after the end of each of the first three quarters of each fiscal year of the Guarantor, the Consolidated and Consolidating balance sheet of the Guarantor and its Subsidiaries as of the end of such quarter and the Consolidated and Consolidating statements of income and cash flows of the Guarantor and its Subsidiaries for the period commencing at the end of the previous year and ending with the end of such quarter, all in reasonable detail and duly certified (subject to year-end audit adjustments) by an authorized financial officer of the Guarantor as having been prepared in accordance with GAAP, provided, that, if any financial statements referred to in this clause (ii) of Section 4.01(b) is readily available on-line through EDGAR, the Guarantor shall not be obligated to furnish copies of such financial statement. An authorized financial officer of the Guarantor shall furnish a certificate (a) stating that he has no knowledge that a Guaranty Default, or an event which, with notice or lapse of time or both, would constitute a Guaranty Default has occurred and is continuing or, if a Guaranty Default or such an event has occurred and is continuing, a statement as to the nature thereof and the action, if any, which the Guarantor proposes to take with respect thereto, and (b) showing in detail the calculation supporting such statement in respect of Section 4.02(b), provided that for the purposes of clauses (b)(ii) and (b)(iii) of this Section 4.01, "Subsidiaries" when used in relation to a Consolidated balance sheet and the related statements of income and cash flow shall include the WCG Subsidiaries;

                (iii) as soon as available and in any event not later than 105 days after the end of each fiscal year of the Guarantor, a copy of the annual audit report for such year for the Guarantor and its Subsidiaries, including therein the Consolidated and Consolidating balance sheet of the Guarantor and its Subsidiaries as of the end of such fiscal year and the Consolidated and Consolidating statements of income and cash flows of the Guarantor and its Subsidiaries for such fiscal year, in each case prepared in accordance with GAAP and certified by Ernst & Young, LLP or other independent certified public accountants of recognized standing acceptable to the Trustee, the Agent and the Majority Purchasers, provided, that, if any financial statement referred to in this clause (iii) of Section 4.02(b) is readily available on-line through EDGAR, the Guarantor shall not be obligated to furnish such financial statements. The Guarantor shall also deliver in conjunction with such financial statements a certificate of such accounting firm to the Trustee, the Agent and the Purchasers (a) stating that, in the course of the regular audit of the business of the Guarantor and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Guaranty Default or an event which, with notice or lapse of time or both, would constitute a Guaranty Default, has occurred and is continuing, or if, in the opinion of such accounting firm, a Guaranty Default or such an event has occurred and is continuing, a statement as to the nature thereof, and (b) showing in detail the calculations supporting such statement in respect of Section 4.02(b);

                 (iv) such other information respecting the business or properties, or the condition or operations, financial or otherwise, of the Guarantor or any of its Material Subsidiaries as any Purchaser through the Agent may from time to time reasonably request;

                  (v) promptly after the sending or filing thereof, copies of all proxy material, reports and other information which the Guarantor sends to any of its security holders, and copies of all final reports and final registration statements which the Guarantor or any Material Subsidiary of the Guarantor files with the Securities and Exchange Commission or any national securities exchange, provided, that, if such proxy materials and reports, registration statements and other information are readily available on-line through EDGAR, the Guarantor or Material Subsidiary shall not be obligated to furnish copies thereof;

                 (vi) as soon as possible and in any event within 30 Business Days after the Guarantor or any ERISA Affiliate of the Guarantor knows or has reason to know (A) that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Plan has occurred that could have a Material Adverse Effect on the Guarantor, any Material Subsidiary of the Guarantor (including any material WCG Subsidiary) or any ERISA Affiliate of the Guarantor or (B) that any other Termination Event with respect to any Plan has occurred or is reasonably expected to occur that could have a Material Adverse Effect on the Guarantor, any Material Subsidiary of the Guarantor (including any material WCG Subsidiary) or any ERISA Affiliate of the Guarantor, a statement of the chief financial officer or chief accounting officer of the Guarantor describing such Termination Event and the action, if any, which the Guarantor, such Subsidiary or such ERISA Affiliate of the Guarantor proposes to take with respect thereto;

                (vii) promptly and in any event within 25 Business Days after receipt thereof by the Guarantor or any ERISA Affiliate of the Guarantor, copies of each notice received by the Guarantor or any ERISA Affiliate of the Guarantor from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

               (viii) within 30 days following request therefor by any Purchaser, copies of each Schedule B (Actuarial Information) to each annual report (Form 5500 Series) of the Guarantor or any ERISA Affiliate of the Guarantor with respect to each Plan;

                 (ix) promptly and in any event within 25 Business Days after receipt thereof by the Guarantor or any ERISA Affiliate of the Guarantor from the sponsor of a Multiemployer Plan, a copy of each notice received by the Guarantor or any ERISA Affiliate of the Guarantor concerning (A) the imposition of a Withdrawal Liability by a Multiemployer Plan, (B) the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA, (C) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or (D) the amount of liability incurred, or expected to be incurred, by the Guarantor or any ERISA Affiliate of the Guarantor in connection with any event described in clause (A), (B) or (C) above that, in each case, could have a Material Adverse Effect on the Guarantor or any ERISA Affiliate of the Guarantor;

                  (x) not more than 60 days (or 105 days in the case of the last fiscal quarter of a fiscal year of the Guarantor) after the end of each fiscal quarter of the Guarantor, a certificate of an authorized financial officer of the Guarantor stating the respective ratings, if any, by each of S&P and Moody's of the senior unsecured long-term debt of the Guarantor as of the last day of such quarter;

                 (xi) promptly after any withdrawal or termination of or any change in, or issuance, withdrawal or termination of, the rating of any senior unsecured long-term debt of the Guarantor by S&P or Moody's, written notice thereof;

                (xii) as soon as available and in any event not later than 60 days after the end of each of the first three quarters of each fiscal year of WCG, the Consolidated unaudited balance sheet of WCG and its Subsidiaries as of the end of such quarter and the Consolidated statements of income and cash flows of WCG and its Subsidiaries for the period commencing at the end of the previous year and ending with the end of such quarter, all in reasonable detail and duly certified by an authorized financial officer of WCG; and

               (xiii) as soon as available and in any event not later than 105 days after the end of each fiscal year of WCG, the Consolidated unaudited balance sheet of WCG and its Subsidiaries as of the end of such fiscal year and the Consolidated statements of income and cash flows of WCG and its Subsidiaries for such fiscal year, certified by an authorized financial officer of WCG.

                  (c) Maintenance of Insurance. Maintain, and cause each of its Material Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Guarantor or its Subsidiaries operate, provided that the Guarantor or any of its Subsidiaries may self-insure to the extent and in the manner normal for companies of like size, type and financial condition, except as otherwise provided in the Lease.

                  (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which qualification is necessary or desirable in view of its business and operations or the ownership of its properties, except (i) where the failure of the Guarantor or any Subsidiary of the Guarantor to preserve and maintain such rights, franchises and privileges and to so qualify and remain qualified could not reasonably be expected to have a Material Adverse Effect or create any Trust Liability, (ii) the Guarantor and its Subsidiaries may consummate any merger or consolidation permitted pursuant to Section 4.02(c) and (iii) the Guarantor and any Subsidiary of the Guarantor may be converted into a limited liability company by statutory election; provided that any such conversion of the Guarantor shall not affect its obligations to the Trustee, the Agent or the Purchasers pursuant to this Agreement.

                  (e) Ranking of Obligations. Assure, and cause each Relevant Subsidiary to assure, that their obligations under this Agreement and the other Operative Documents to which any Relevant Subsidiary is a party, respectively, rank and will rank at all times at least equally and ratably in all respects with all their respective other unsecured indebtedness.

                  Section 4.02 Negative Covenants. So long as any Instrument or Guaranteed Obligation shall remain unpaid, the Guarantor will not, without the written consent of the Trustee, the Agent, the APA Agent and the Majority
Purchasers:

                  (a) Liens, Etc. Create, assume, incur or suffer to exist, or permit any of its Subsidiaries to create, assume, incur or suffer to exist, any Lien on or in respect of any of its property, whether now owned or hereafter acquired, or assign or otherwise convey, or permit any such Subsidiary to assign or otherwise convey, any right to receive income, in each case to secure or provide for the payment of any Debt of any Person, except Permitted Liens.

                  (b) Debt. Permit the ratio of (A) the aggregate amount of Net Debt of the Guarantor to (B) the sum of the Consolidated Net Worth of the Guarantor plus Net Debt of the Guarantor to exceed 0.65 to 1.0 at any time.

                  (c) Merger and Sale of Assets. Merge or consolidate with or into any other Person, or sell, lease or otherwise transfer all or substantially all of its assets, or permit any of its Material Subsidiaries to merge or consolidate with or into any other Person, or sell, lease or otherwise transfer all or substantially all of its assets, except that this Section 4.02(c) shall not prohibit:

                  (i) the Guarantor and its Subsidiaries from selling, leasing or otherwise transferring their respective assets in the ordinary course of business;

                 (ii) any merger, consolidation or sale, lease or other transfer of assets involving only TWC and its Subsidiaries; provided, however, that transactions under this paragraph (ii) shall be permitted if, and only if, (x) there shall not exist or result an Event of Default or an event which with notice or lapse of time or both would constitute an Event of Default and (y) in the case of each transaction referred to in this paragraph (ii) involving the Guarantor or any of its Subsidiaries, such transaction could not reasonably be expected to impair materially the ability of the Guarantor or its Subsidiaries to perform its obligations under this Agreement and the other Operative Documents and the Guarantor and Lessee shall continue to exist;

                (iii) the Guarantor and its Subsidiaries from selling, leasing or otherwise transferring their respective gathering assets and other production area facilities, or the stock of any Person substantially all of the assets of which are gathering assets and other production area facilities, to TWC or to any Subsidiary of TWC for consideration that is not materially less than the net book value of such assets and facilities; provided, however, that transactions under this paragraph
         (iii) shall be permitted if, and only if, there shall not exist or such transaction should not result in an Event of Default or an event which with notice or lapse of time or both would constitute an Event of Default;

                 (iv) sales of receivables of any kind by the Guarantor or any of its Subsidiaries other than the Lessee in respect of any amounts due under the Lease or any other Operative Documents.

                  (d) Agreements to Restrict Dividends and Certain Transfers. Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any consensual encumbrance or restriction on the ability of any Subsidiary of the Guarantor (i) to pay, directly or indirectly, dividends or make any other distributions in respect of its capital stock or pay any Debt or other obligation owed to the Guarantor or to any Subsidiary of the Guarantor; or
(ii) to make loans or advances to the Guarantor or any Subsidiary of the Guarantor, except (1) those encumbrances and restrictions existing on the date hereof, (2) other customary encumbrances and restrictions now or hereafter existing of the Guarantor or any of its Subsidiaries entered into in the ordinary course of business that are not more restrictive in any material respect than the encumbrances and restrictions with respect to the Guarantor or its Subsidiaries existing on the date hereof.

                  (e) Loans and Advances; Investments. Make or permit to remain outstanding, or allow any of its Subsidiaries to make or permit to remain outstanding, any loan or advance to, or own, purchase or acquire any obligations or debt securities of, any WCG Subsidiary, except that the Guarantor and its Subsidiaries may permit to remain outstanding loans and advances to a WCG Subsidiary existing as of the date hereof and listed on Exhibit B hereof (and such WCG Subsidiaries may permit such loans and advances on Exhibit B to remain outstanding). Except for those investments in existence on the date hereof and listed on Exhibit B hereof, the Guarantor shall not, and the Guarantor shall not permit any of its Subsidiaries to, acquire or otherwise invest in any stock or other equity or other ownership interest in a WCG Subsidiary.

                  (f) Maintenance of Ownership of Certain Subsidiaries. Sell, issue or otherwise dispose of, or create, assume, incur or suffer to exist any Lien on or in respect of, or permit any of its Subsidiaries to sell, issue or otherwise dispose of or create, assume, incur or suffer to exist any Lien on or in respect of, any shares of or any interest in any shares of the capital stock or other ownership interests of (i) any Relevant Subsidiary or any of their respective Material Subsidiaries or (ii) any Subsidiary of the Guarantor at the time it owns any shares of or any interest in any shares of the capital stock or other ownership interests of any Relevant Subsidiary or any of their respective Material Subsidiaries; provided, however, that, this Section 4.02(f) shall not prohibit the sale or other disposition of the stock of any Subsidiary of the Guarantor to the Guarantor or any Wholly-Owned Subsidiary of the Guarantor if, but only if, (x) there shall not exist or result an Event of Default or an event which with notice or lapse of time or both would constitute an Event of Default and (y) in the case of each sale or other disposition referred to in this proviso involving the Guarantor or any of its Subsidiaries, such sale or other disposition could not reasonably be expected to impair materially the ability of the Guarantor or its Subsidiaries to perform its obligations under this Agreement and the other Operative Documents and the Guarantor and the Lessee shall continue to exist. Nothing herein shall be construed to permit the Guarantor or any Subsidiary of the Guarantor to purchase shares, any interest in shares or any ownership interest in a WCG Subsidiary except as permitted by clause (e) of this Section 4.02.

                  (g) Compliance with ERISA. (i) Terminate, or permit any ERISA Affiliate of the Guarantor to terminate, any Plan so as to result in any material liability of the Guarantor or any Material Subsidiary of the Guarantor (including any material WCG Subsidiary) or any such ERISA Affiliate to the PBGC, or (ii) permit to exist any occurrence of any Termination Event with respect to a Plan which would have a Material Adverse Effect on the Guarantor or any Material Subsidiary of the Guarantor (including any material WCG Subsidiary).

                  (h) Transactions with Related Parties. Except as required or expressly permitted by the Operative Documents, make any sale to, make any purchase from, extend credit to, make payment for services rendered by, or enter into any other transaction with, or permit any material Subsidiary of the Guarantor to make any sale to, make any purchase from, extend credit to, make payment for services rendered by, or enter into any other transaction with, any Related Party of the Guarantor or of such Subsidiary unless as a whole such sales, purchases, extensions of credit, rendition of services and other transactions are (at the time such sale, purchase, extension of credit, rendition of services or other transaction is entered into) on terms and conditions reasonably fair in all material respects to the Guarantor or such Subsidiary in the good faith judgment of the Guarantor.

                  (i) Guarantees. Guarantee or otherwise become contingently liable for, or permit any of its Subsidiaries to guarantee or otherwise become contingently liable for, Debt or any other obligation of any WCG Subsidiary or to otherwise insure a WCG Subsidiary against loss.

                  (j) Sale and Lease-Back Transactions. Enter into, or permit any of its Subsidiaries to enter into, any Sale and Lease-Back Transaction, if after giving effect thereto the Guarantor would not be permitted to incur at least $1.00 of additional Debt secured by a Lien permitted by paragraph (z) of
Schedule 1.


                                    ARTICLE V

                                    REMEDIES


                  Section 5.01 Remedies. A Guaranty Default shall constitute an Event of Default under the Participation Agreement and the other Operative Documents. If a Guaranty Default or other Event of Default has occurred and is continuing, the Trustee, the Collateral Agent, the Agent and the APA Agent may exercise any of the rights or remedies granted to the Guaranteed Parties under the Operative Documents. This Agreement may be enforced as to any one or more Guaranty Defaults or other Events of Default either separately or cumulatively.


                                   ARTICLE VI

                               NATURE OF AGREEMENT


                  Section 6.01 Nature of Guaranty. This Agreement is (a) irrevocable, unconditional and absolute; (b) a guaranty of payment, performance and compliance and not of collection; and (c) in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by any Relevant Subsidiary or any other Subsidiary or any assignees or sublessees of any Relevant Subsidiary or any other Subsidiary, or upon any other event, contingency or circumstance whatsoever. This Agreement and the Guaranteed Obligations shall be binding upon and against the Guarantor without regard to the validity or enforceability of any of the Operative Documents or the Securitization Documents or any provision thereof and the Guarantor hereby waives any defense relating to the enforceability of such documents or any provision contained therein. The Guarantor also agrees to pay to the Guaranteed Parties such further amounts as shall be sufficient to cover the costs of collecting or enforcing the Guaranteed Obligations or otherwise enforcing this Agreement (including reasonable fees, expenses and disbursements of their counsel).

                  Section 6.02 Survival. The obligations of the Guarantor under this Agreement shall survive in accordance with Section 8.01 of the Participation Agreement.

                  Section 6.03 Waivers. The Guarantor hereby unconditionally (a) waives any requirement that the Guaranteed Parties or any other Person first make demand upon, or seek to enforce remedies against, any other Person or any collateral or property of such other Person before demanding payment from, or seeking to enforce this Agreement against, the Guarantor; (b) covenants that this Agreement will not be discharged and shall survive in accordance with
Section 8.01 of the Participation Agreement; (c) agrees that this Agreement shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, irregularity or unenforceability in whole or in part of, any Operative Document (or any other document executed in connection therewith), or any limitation of the liability of any Relevant Subsidiary or any other Person thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever; and (d) except for notices expressly required under the Operative Documents, waives diligence, notice of intent to accelerate, notice of default and notice of acceleration, presentment and protest with respect to the payment of any amount at any time payable under or in connection with the Operative Documents or Securitization Documents. Notice of acceptance of this Agreement and notice of execution, delivery and acceptance of any other instrument or agreement referred to herein, are hereby waived by the Guarantor.

                  Section 6.04 The Guarantor's Obligations Unconditional. The covenants, agreements and duties of the Guarantor set forth in this Agreement shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, stay, recoupment, suspension, deferment, reduction or defense (other than full and strict compliance or performance by the Guarantor with its obligations hereunder) based upon any claim that the Guarantor, or any other Person, may have against any Relevant Subsidiary, or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor or any Relevant Subsidiary shall have knowledge or notice thereof or shall have assented thereto and notwithstanding the fact that no rights were reserved against the Guarantor in connection therewith) including:

                  (a) the validity, legality, regularity or enforceability of the Operative Documents, or any of the Guaranteed Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by the Agent, the Trustee, the APA Agent, any Purchaser or any APA Purchaser;

                  (b) any amendment, modification, renewal, extension, addition, acceleration, deletion or supplement to, or termination of (in whole or in part) or other change in or waiver under the Operative Documents or any of the agreements referred to therein, or any other instrument or agreement applicable to any of the parties to such agreements or any assignment, mortgaging or transfer of any thereof or of any interest therein, or any furnishing or acceptance of additional security or any release of any security; or the failure of any security or the failure of any Person to perfect any interest in any such collateral;

                  (c) any failure, omission or delay on the part of any Guaranteed Party (i) to enforce, assert or exercise any right, power or remedy under any instrument or agreement referred to in clauses (a) or
         (b) above or any assignment of any thereof or (ii) to conform with any term of any such instrument or agreement (and notwithstanding that any demand for payment of any of the Guaranteed Obligations made by any Guaranteed Party shall have been rescinded by such party and any of the Guaranteed Obligations continued);

                  (d) any waiver, consent, extension, indulgence, compromise, surrender, release or other action or inaction under or in respect of any instrument or agreement referred to in clauses (a) or (b) above or of any agreement, covenant, term or condition contained therein or any obligation or liability of any Guaranteed Party or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability (and notwithstanding that any collateral security, guaranty or right of offset at any time held by any Guaranteed Party for the payment of the Guaranteed Obligations shall have been sold, exchanged, waived, surrendered or released);

                  (e) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshaling of assets and liabilities, receiver-ship, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding with respect to the Guarantor, any Relevant Subsidiary or any Guaranteed Party or any other Person or any action taken by any trustee or receiver or by any court in any such proceeding;

                  (f) any defect in the title, compliance with specifications, conditions, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the use or operation of the Property or any portion thereof by any Relevant Subsidiary or any other Person for any reason whatsoever (including, any Loss Event or Environmental Event) regardless of the duration thereof (even though such duration would otherwise constitute a frustration of the purpose of the Operative Documents, whether or not resulting from accident and whether or not without default on the part of any other Person;

                  (g) any assignment of the Operative Documents or subletting or sale of the Property or any part thereof;

                  (h) any merger or consolidation of the Guarantor or any Relevant Subsidiary into or with any other Person or any sale, lease, transfer, divestiture or other disposition of any or all of the assets of the Guarantor or any Relevant Subsidiary to any other Person (and regardless of whether such transactions are permitted under the Operative Documents);

                  (i) any change in the ownership of any shares of capital stock of the Guarantor or any Relevant Subsidiary;

                  (j) any attachment, claim, demand, charge, lien, levy, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing; or any withholding or diminution at the source, by reason of any Charges, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person; or any claims, demands, charges or liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under this Agreement, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided;

                  (k) any order, judgment, decree, ruling or regulation (whether or not valid) of any court or any Governmental Authority or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Guarantor or any Relevant Subsidiary under the Operative Documents or any assignments thereof;

                  (l) any action or inaction or election of remedies by any Guaranteed Party, including any failure by any Guaranteed Party to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Agreement or any property subject thereto;

                  (m) any release, discharge or rejection of any Relevant Subsidiary for performance or payment of their obligations under the Operative Documents (including any release, discharge or rejection arising under any Bankruptcy Law or as a result of any bankruptcy or reorganization case affecting the Guarantor or any Relevant Subsidiary);

                  (n) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing and any other circumstances that might otherwise constitute a legal or equitable defense or discharge of a guarantor, indemnitor or surety or that might otherwise limit recourse against the Guarantor;

                  (o) any change in circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Guarantor or any Guaranteed Party and whether or not such change in circumstances shall or might in any manner and to any extent vary the risk of the Guarantor hereunder; or

                  (p) any other circumstance whatsoever (with or without notice to or knowledge of the Guarantor, the Relevant Subsidiaries or any of their Subsidiaries) which constitutes, or might be construed to constitute, an equitable or legal discharge of any of their obligations under the Operative Documents in bankruptcy or in any other instance.

The obligations of the Guarantor set forth in this Agreement constitute the full recourse obligations of the Guarantor enforceable against it to the full extent of all its assets and properties, notwithstanding any provisions in any agreements from time to time relating to the acquisition, financing and refinancing by the Trustee of its interest in the Property which may limit the liability of the Trustee or any other Person pursuant to such agreements.


                                   ARTICLE VII

                                   BANKRUPTCY


                  Section 7.01 No Subrogation. THE GUARANTOR HEREBY WAIVES (FOR ALL PERIODS OF TIME THAT THE GUARANTEED OBLIGATIONS HAVE NOT BEEN IRREVOCABLY PAID IN FULL) ANY AND ALL RIGHTS OF

SUBROGATION, INDEMNITY, CONTRIBUTION OR REIMBURSEMENT, ANY BENEFIT OF, OR RIGHT TO ENFORCE ANY REMEDY THAT THE GUARANTEED PARTIES NOW HAVE OR MAY HEREAFTER HAVE AGAINST EACH OF THE RELEVANT SUBSIDIARIES IN RESPECT OF THE GUARANTEED OBLIGATIONS, OR ANY PROPERTY, NOW OR HEREAFTER HELD BY THE AGENT, THE COLLATERAL AGENT, THE TRUSTEE OR THE PURCHASERS AS SECURITY FOR THE GUARANTEED OBLIGATIONS AND ANY AND ALL SIMILAR RIGHTS THE GUARANTOR MAY HAVE AGAINST EACH OF THE RELEVANT SUBSIDIARIES UNDER APPLICABLE LAW OR OTHERWISE. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of any such subrogation, indemnity, contribution or reimbursement rights at any time, such amount shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Trustee to be credited and applied against the Guaranteed Obligations, whether matured, unmatured, absolute or contingent, as the Agent and the Trustee may see fit in their discretion.

                  Section 7.02 Reinstatement. Notwithstanding anything to the contrary herein contained, this Agreement and all obligations of the Guarantor hereunder, shall continue to be effective or be reinstated, as applicable, if at any time, payment, or any part thereof, of any or all obligations performed by the Guarantor or any Relevant Subsidiary are rescinded, invalidated, or otherwise required to be restored or returned by any Guaranteed Party pursuant to any Bankruptcy Law or upon the insolvency, bankruptcy or reorganization of the Guarantor or any Relevant Subsidiary (or otherwise) all as though such payment or application of proceeds had not been made. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement or any other Operative Document shall have been canceled or surrendered, this Agreement and the Guaranteed Obligations shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor in respect of the amount of the affected payment or application of proceeds (or any Lien or collateral securing such obligation).

                  Section 7.03 Non-Discharged Obligations. Notwithstanding (a) any modification, discharge or extension of the obligations of the Guarantor hereunder or the obligations of any Relevant Subsidiary under the Operative Documents, (b) any disallowance of all or any portion of any Guaranteed Party's claim for repayment or performance of such obligations, (c) any use of cash or other collateral pursuant to any Bankruptcy Law or in any bankruptcy or reorganization case, (d) any agreement or stipulation as to adequate protection pursuant to any Bankruptcy Law or in any bankruptcy or reorganization case, (e) any failure by any Guaranteed Party to file or enforce a claim against the Guarantor, any Relevant Subsidiary or its estate pursuant to any Bankruptcy Law or in any bankruptcy or reorganization case, or (f) any release, discharge, rejection, amendment, modification, stay or cure of the rights or obligations of any Guaranteed Party, the Guarantor or any Relevant Subsidiary that may occur pursuant to any Bankruptcy Law or in any bankruptcy or reorganization case or proceeding affecting such parties, whether permanent or temporary, and whether assented to by any Guaranteed Party, the Guarantor hereby agrees that the Guarantor shall be obligated to perform hereunder.

                                  ARTICLE VIII

                                  MISCELLANEOUS


                  Section 8.01 Notices. All notices, consents, offers, directions, approvals, instructions, requests, and other communications given to any Person pursuant to this Agreement shall be in writing and be given in the manner set forth in the Participation Agreement, at the address set forth on the signature page of this Agreement or at such other address as such party shall designate by notice to each of the other parties to the Operative Documents.

                  Section 8.02 Immunity. The Guarantor represents and warrants that it is not entitled to immunity from judicial proceedings and agrees that, should the Trustee, the Agent, the Collateral Agent, the APA Agent or other Person bring any judicial proceedings to enforce the liability of the Guarantor under this Agreement, no immunity from such proceedings will be claimed by or on behalf of the Guarantor or with respect to the Guarantor's property. Nothing in this Section 8.02 shall affect the right of the Trustee, the Agent, the Collateral Agent, the APA Agent or any other Person to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against the Guarantor in any court in which the Guarantor is subject to suit.

                  Section 8.03 Non-Exclusive Remedies. No right or remedy of any Guaranteed Party under any Operative Document shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or now or hereafter existing by Law or in equity and the exercise by any Guaranteed Party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or further exercise of any or all of such other rights, powers or remedies. Any failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future. Receipt by any Guaranteed Party of any amount payable under any Operative Document with knowledge of a Default or Event of Default shall not constitute a waiver of such Default or Event of Default, and no waiver by any Guaranteed Party of any provision of the Operative Documents shall be deemed to be made unless made in writing. The Guaranteed Parties shall be entitled to injunctive relief in case of the violation or attempted or threatened violation of any of the provisions of the Operative Documents by any other party hereto, a decree compelling performance of any of the provisions hereof, or any other remedy allowed by Law or in equity.

                  Section 8.04 Amendments and Waivers. All amendments, waivers, consents, or approvals arising pursuant to this Agreement shall be consummated in accordance with Section 8.04 of the Participation Agreement. No waiver by the Guaranteed Parties of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any further or subsequent Default or Event of Default.

                  Section 8.05 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable, then the remaining provisions or the application of such provision to Persons or circumstances other than those as to which it is invalid or enforceable, shall continue to be valid and enforceable. The provisions of this Section 8.05 shall not be construed to limit the rights of the Guaranteed Parties to exercise remedies as a consequence of an Event of Default arising pursuant to Section 6.01(o) of the Participation Agreement.

                  Section 8.06 Further Assurances. The Guarantor hereby agrees to execute and deliver all such instruments and take all such action as the Guaranteed Parties may from time to time reasonably request in order fully to effectuate the purposes of this Agreement.

                  Section 8.07 Governing Law and Submission to Jurisdiction. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO ANY OPERATIVE DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE ANY GUARANTEED PARTY FROM OBTAINING JURISDICTION OVER THE GUARANTOR IN ANY COURT OTHERWISE HAVING JURISDICTION.

                  (c) THE GUARANTOR AND EACH GUARANTEED PARTY HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY OPERATIVE DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (IV) ACKNOWLEDGE THAT IT ENTERED INTO THIS AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, BASED UPON AMONG OTHER THINGS THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                  Section 8.08 Time. Time is of the essence in this Agreement, and the terms herein shall be so construed.

                  Section 8.09 Benefit. The parties hereto, the Purchasers and their permitted successors and assigns (including participants in the Instruments pursuant to Section 5.03 of the Participation Agreement), and any successor Trustee or successor Collateral Agent or Agent appointed in accordance with the provisions in the Operative Documents, or successor APA Agent appointed in accordance with the provisions of the APA, but no others, shall be bound hereby or entitled to the benefits hereof.

                  Section 8.10 Entire Agreement. The parties hereto hereby acknowledge and agree that the Operative Documents represent all of the agreements and understandings relating to the transactions contemplated by such documents as between or among the Guaranteed Parties on the one hand and the Guarantor and its Subsidiaries on the other hand and the parties hereto acknowledge and agree that all prior written and oral agreements or understandings between or among such Persons are hereby superseded in their entirety. Notwithstanding the foregoing, the Guarantor agrees that the beneficiaries of the Original Guaranty shall continue to have the benefit of the Original Guaranty (in addition to this Agreement and any other rights they may have under the Operative Documents, applicable Law or otherwise) and may enforce the Original Guaranty in accordance with its terms in respect of any Guaranteed Obligations or Guaranteed Instruments referred to therein, to the extent such Guaranteed Obligations arose on or prior to the date hereof and remain unpaid or unsatisfied on or after the date hereof or such Guaranteed Instruments remaining outstanding and unpaid on or after the date hereof.

                  Section 8.11 Counterparts. The parties may sign this Agreement in any number of counterparts and on separate counterparts, each of which shall be an original but all of which when taken together shall constitute one and the same instrument.

                  Section 8.12 Reliance. The Guarantor acknowledges that it has not relied upon any statements, representations or warranties of any of the Guaranteed Parties or any of their agents, representatives, counsel, officers or directors in entering into or guaranteeing any of the Operative Documents, except for the representations and warranties of SSBTC and State Street set forth in Sections 3.02 and 3.03, respectively, of the Participation Agreement.

                  Section 8.13 Survival of Indemnities. All indemnities under this Guaranty Agreement shall survive the termination of this Agreement, the Lease and the other Operative Documents.

                  Section 8.14 APA. The Guarantor acknowledges the matters set forth in Section 1.06(d) of the Participation Agreement and confirms that the circumstances referred to therein shall not alter, diminish or otherwise impair or affect the obligations of the Guarantor under this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

                      SIGNATURE PAGE FOR GUARANTY AGREEMENT



                                            THE WILLIAMS COMPANIES, INC.


                                            By:
                                                --------------------------------
                                                Name:  James G. Ivey
                                                Title: Treasurer

                                                Address for Notices:

                                                The Williams Companies, Inc..
                                                One Williams Center, Suite 500
                                                Tulsa, Oklahoma  74172
                                                Attention: Mr. James G. Ivey
                                                Facsimile: (918) 573-2065

                     SIGNATURE PAGE FOR GUARANTY AGREEMENT


                                           STATE STREET BANK AND TRUST COMPANY
                                           OF CONNECTICUT, NATIONAL
                                           ASSOCIATION, in its individual
                                           capacity as its interests may appear
                                           in the Operative Documents, but
                                           otherwise not in its individual
                                           capacity but solely as Trustee


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                               Address for Notices:

                                               Two International Plaza
                                               Boston, Massachusetts  02110-2804
                                               Attention: Mr. Earl Dennison
                                               Telephone: (617) 664-5670
                                               Facsimile: (617) 664-5371


                                           STATE STREET BANK AND TRUST COMPANY,
                                           not in its individual capacity, but
                                           solely as Collateral Agent


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                               Address for Notices:

                                               Two International Plaza
                                               Boston, Massachusetts  02110-2804
                                               Attention: Mr. Earl Dennison
                                               Telephone: (617) 664-5670
                                               Facsimile: (617) 664-5371

                     SIGNATURE PAGE FOR GUARANTY AGREEMENT


                                            CITIBANK N.A., as Agent


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                               Address for Notices:

                                               Citibank, N.A.
                                               1200 Smith Street, Suite 2000
                                               Houston, Texas  77002
                                               Attention: Ms. Lydia Junek
                                               Facsimile: (713) 654-2849

                                               with a copy to:

                                               Citibank, N.A., as Agent
                                               Two Penns Way, Suite 200
                                               New Castle, Delaware  19720
                                               Attention: Mr. Brian Maxwell
                                               Facsimile: (302) 894-6120


                                            CITIBANK, N.A., as APA Agent


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                   SCHEDULE I

                                 PERMITTED LIENS


                  (a) Any purchase money Lien created by the Guarantor or any of its Subsidiaries to secure all or part of the purchase price of any property (or to secure a loan made to enable the Guarantor or any of its Subsidiaries to acquire the property secured by such Lien), provided that the principal amount of the Debt secured by any such Lien, together with all other Debt secured by a Lien on such property, shall not exceed the purchase price of the property acquired.

                  (b) Any Lien existing on any property at the time of the acquisition thereof by the Guarantor or any of its Subsidiaries, whether or not assumed by the Guarantor or any of its Subsidiaries, and any Lien on any property acquired or constructed by the Guarantor or any of its Subsidiaries and created not later than 12 months after (i) such acquisition or completion of such construction or (ii) commencement of full operation of such property, whichever is later; provided, however, that if assumed or created by the Guarantor or any of its Subsidiaries, the principal amount of the Debt secured by such Lien, together with all other Debt secured by a Lien on such property, shall not exceed the purchase price of the property acquired and/or the cost of the property constructed.

                  (c) Any Lien created or assumed by the Guarantor or any of its Subsidiaries on any contract for the sale of any product or service or any rights thereunder or any proceeds therefrom, including accounts and other receivables, related to the operation or use of any property acquired or constructed by the Guarantor or any of its Subsidiaries and created not later than 12 months after (i) such acquisition or completion of such construction or
(ii) commencement of full operation of such property, whichever is later; provided, however, that the principal amount of the Debt secured by such mortgage together with all other Debt secured by any such contract, rights or property, shall not exceed the purchase price of the property acquired and/or the cost of the property constructed.

                  (d) Any Lien existing on any property of a Subsidiary of the Guarantor at the time it becomes a Subsidiary of the Guarantor.

                  (e) Any refunding or extension of maturity, in whole or in part, of any Lien created or assumed in accordance with the provisions of paragraph (a), (b), (c) or (d) above or (j) below, provided that the principal amount of the Debt secured by such refunding Lien or extended Lien shall not exceed the principal amount of the Debt secured by the Lien to be refunded or extended outstanding at the time of such refunding or extension and that such refunding Lien or extended Lien shall be limited to the same property that secured the Lien so refunded or extended.

                  (f) Mechanics' or materialmen's liens arising in the ordinary course of business which are not more than 90 days past due or are being contested in good faith by appropriate proceedings or any Lien arising by reason of pledges or deposits to secure



                                     S-I-1
payment of workmen's compensation or other insurance, good faith deposits in connection with tenders or leases of real estate, bids or contracts (other than contracts for the payment of money), in each case to secure obligations of the Guarantor or any of its Subsidiaries.

                  (g) Deposits to secure public or statutory obligations, deposits to secure or in lieu of surety, stay or appeal bonds and deposits as security for the payment of taxes or assessments or other similar charges, in each case to secure obligations of the Guarantor or any of its Subsidiaries; provided, however, that the aggregate amount of obligations secured by Liens permitted by this paragraph (g) shall not exceed 10% of Consolidated Tangible Net Worth of the Guarantor.

                  (h) Any Lien arising by reason of deposits with or the giving of any form of security to any governmental agency or any body created or approved by law or governmental regulation for any purpose at any time as required by law or governmental regulation (i) as a condition to the transaction by the Guarantor or any of its Subsidiaries of any business or the exercise by the Guarantor or any of its Subsidiaries of any privilege or license, (ii) to enable the Guarantor or any of its Subsidiaries to maintain self-insurance or to participate in any fund for liability on any insurance risks or (iii) in connection with workmen's compensation, unemployment insurance, old age pensions or other social security with respect to the Guarantor or any of its Subsidiaries or to enable the Guarantor or any of its Subsidiaries to share in the privileges or benefits required for companies participating in such arrangements.

                  (i) Any Lien which is payable, both with respect to principal and interest, solely out of the proceeds of oil, gas, coal or other minerals or timber to be produced from the property subject thereto and to be sold or delivered by the Guarantor or any of its Subsidiaries, including any interest of the character commonly referred to as a "production payment".

                  (j) Any Lien created or assumed by a Subsidiary of the Guarantor on oil, gas, coal or other mineral or timber property, owned or leased by such Subsidiary to secure loans to such Subsidiary for the purposes of developing such properties, including any interest of the character commonly referred to as a "production payment"; provided, however, that neither the Guarantor nor any other Subsidiary of the Guarantor shall assume or guarantee such loans or otherwise be liable in respect thereto.

                  (k) Liens incurred in the ordinary course of business upon rights-of-way.

                  (l) Undetermined mortgages and charges incidental to construction or maintenance arising in the ordinary course of business which are not more than 90 days past due or are being contested in good faith by appropriate proceedings.

                  (m) The right reserved to, or vested in, any municipality or governmental or other public authority or railroad by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to terminate or to require annual or other periodic payments as a condition to the continuance of such right, power, franchise, grant, license or permit.



                                     S-I-2

                  (n) The Lien of taxes and assessments which are not at the time delinquent.

                  (o) The Lien of specified taxes and assessments which are delinquent but the validity of which is being contested in good faith by the Guarantor or any of its Subsidiaries by appropriate proceedings and with respect to which reserves in conformity with generally accepted accounting principles, if required by such principles, have been provided on the books of the Guarantor or the relevant Subsidiary of the Guarantor, as the case may be.

                  (p) The Lien reserved in leases entered into in the ordinary course of business for rent and for compliance with the terms of the lease in the case of real property leasehold estates.

                  (q) Defects and irregularities in the titles to any property (including rights-of-way and easements) which are not material to the business, assets, operations or financial condition of the Guarantor and its Subsidiaries considered as a whole.

                  (r) Any Liens securing Debt neither assumed nor guaranteed by the Guarantor or any of its Subsidiaries nor on which any of them customarily pays interest, existing upon real estate or rights in or relating to real estate (including rights-of-way and easements) acquired by the Guarantor or any of its Subsidiaries for pipeline, metering station or right-of-way purposes, which Liens were not created in anticipation of such acquisition and do not materially impair the use of such property for the purposes for which it is held by the Guarantor or such Subsidiary.

                  (s) Easements, exceptions or reservations in any property of the Guarantor or any of its Subsidiaries granted or reserved in the ordinary course of business for the purpose of pipelines, roads, telecommunication equipment and cable, streets, alleys, highways, railroads, the removal of oil, gas, coal or other minerals or timber, and other like purposes, or for the joint or common use of real property, facilities and equipment, which do not materially impair the use of such property for the purposes for which it is held by the Guarantor or such Subsidiary.

                  (t) Rights reserved to or vested in any municipality or public authority to control or regulate any property of the Guarantor or any of its Subsidiaries, or to use such property in any manner which does not materially impair the use of such property for the purposes for which it is held by the Guarantor or such Subsidiary.

                  (u) Any obligations or duties, affecting the property of the Guarantor or any of its Subsidiaries, to any municipality or public authority with respect to any franchise, grant, license or permit.

                  (v) (i) The Liens of any judgments in an aggregate amount for the Guarantor and all of its Subsidiaries not in excess of $5,000,000, execution of which has not been stayed and (ii) the Liens of any judgments in an aggregate amount for the Guarantor and all of its Subsidiaries not in excess of $25,000,000, the execution of which has been stayed and which have been appealed and secured, if necessary and permitted hereby, by the filing of an appeal bond.



                                     S-I-3

                  (w) Zoning laws and ordinances.

                  (x) Any Lien existing on any office equipment, data processing equipment (including computer and computer peripheral equipment), motor vehicles, aircraft, marine vessels or similar transportation equipment.

                  (y) Any Lien consisting of interests in receivables in connection with agreements for sales of receivables of any kind by the Guarantor or any of its Subsidiaries for cash.

                  (z) Any Lien not permitted by paragraphs (a) through (y) above or (aa) below securing Debt of the Guarantor and its Subsidiaries or securing any Debt of the Guarantor and its Subsidiaries which constitutes a refunding or extension of any such Debt if at the time of, and after giving effect to, the creation or assumption of any such Lien, the sum of the aggregate of all Debt of the Guarantor and its Subsidiaries secured by all such Liens not so permitted by paragraphs (a) through (y) above or (aa) below plus the amount of Attributable Obligations of the Guarantor and its Subsidiaries in respect of Sale and Lease-Back Transactions permitted by Section 5.02(j) does not exceed 5% of the sum of (i) Consolidated Tangible Net Worth of the Guarantor plus (ii) Debt of the Guarantor and its Subsidiaries on a Consolidated basis.

                  (aa) Any overriding royalties or other rights of Pacific Northwest Pipeline Corporation, a Delaware corporation ("Pacific") and Phillips Petroleum Company ("Phillips") or their respective successors in interest under a contract dated January 9, 1953, as amended, between Phillips and Pacific, to which the Guarantor is successor in interest; and the obligations of the Guarantor to surrender, transfer, release or reassign the leases or interests or rights to which said instruments relate under the conditions and upon the occurrence of the events specified in said instruments.

                  (bb) Any Lien created by the Guarantor or any of its Subsidiaries on any contract (or any rights thereunder or proceeds therefrom) providing for advances by the Guarantor or any of its Subsidiaries to finance gas exploration and development, which Lien is created to secure only indebtedness incurred to finance such advances.



                                     S-I-4

                                    EXHIBIT A



               EXISTING LOANS AND INVESTMENTS IN WCG SUBSIDIARIES


Loan Agreement dated as of September 8, 1999 between Williams Communications, Inc., as Borrower, and TWC, as Lender, filed as Exhibit 10.57 to WCG's Form 10-K/A for the fiscal year ended December 31, 1999.

Various immaterial intercompany receivables between TWC or its Subsidiaries and the WCG Subsidiaries for services rendered, which are settled on a reasonably prompt basis. Services are rendered to the WCG Subsidiaries by TWC or its Subsidiaries pursuant to certain intercompany services agreements, all of which are filed as exhibits to WCG's Form 10-K/A for the fiscal year ended December 31, 1999.

As of July 25, 2000, TWC's investment in WCG consists of 395,434,965 shares of Class B common stock.




                                     S-I-5